Exhibit 10.1

FIRST AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “First Amendment”) is made and entered into effective as of January 5, 2018 by and between WMIH Corp., a Delaware corporation (the “Company”), and each of the signatories hereto.

RECITALS:

WHEREAS, in connection with an offering of 600,000 shares of its 3.00% Series B Convertible Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”), and pursuant to that certain Purchase Agreement, dated December 19, 2014 (the “Purchase Agreement”), by and among the Company, Citigroup Global Markets Inc. (“Citi”) and KKR Capital Markets LLC (“KCM” and, together with Citi, the “Initial Purchasers”), the Company entered into a Registration Rights Agreement with the Initial Purchasers (as amended, restated or otherwise modified from time to time, including as a result of the execution and delivery of this First Amendment, the “Registration Rights Agreement”);

WHEREAS, concurrently with the execution and delivery of this First Amendment, the Company has filed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of WMIH Corp. (the “Certificate of Amendment”), whereby, on the Amendment Effective Time (as defined in the Certificate of Amendment), Article VI of the Amended and Restated Certificate of Incorporation of WMIH Corp. (as amended, restated or otherwise modified from time to time, including as a result of the filing of the Certificate of Amendment, the “Charter”), which governs the Series B Preferred Stock, shall be amended as more fully set forth in the Certificate of Amendment;

WHEREAS, pursuant to the Registration Rights Agreement, the Company filed a shelf registration statement on Form S-3 (as amended, the “Registration Statement”) covering resales of Series B Preferred Stock and the Company’s Common Stock issuable upon mandatory conversion of the Series B Preferred Stock, which was amended on November 23, 2015 and declared effective by the SEC under the Securities Act on November 25, 2015;

WHEREAS, in connection with the filing of the Certificate of Amendment, the Company and the signatories hereto desire to make certain amendments to the Registration Rights Agreement and subject to the terms and conditions set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Company and the signatories hereto are willing to do so, all as set forth herein; and

WHEREAS, pursuant to Section 8(b) of the Registration Rights Agreement, such amendments will be binding on all Holders, whether or not party thereto.

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NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree and, pursuant to Section 8(b) of the Registration Rights Agreement, all other Holders not party hereto are hereby deemed to agree as follows:

Section 1. Amendments to Registration Rights Agreement. Effective as of the Amendment Effective Time, the Registration Rights Agreement is hereby amended (a) to delete the red stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) to add the blue double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the marked copy of the Registration Rights Agreement attached hereto as Exhibit A hereto and made a part hereof for all purposes.

Section 2. No Additional Changes. Except as expressly and specifically amended by this First Amendment, all provisions of the Registration Rights Agreement shall remain in full force and effect according to their terms, and the Holders shall continue to be bound by such Registration Rights Agreement as modified by this First Amendment. In the event of any conflict between any provision of the Registration Rights Agreement and this First Amendment, this First Amendment shall control. From and after the date hereof, all references in the Registration Rights Agreement to “this Agreement” shall mean the Registration Rights Agreement as amended by this First Amendment.

Section 3. Miscellaneous.

3.1. Successors and Assigns. This First Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, without the need for an express assignment or any consent by the Company or subsequent Holders. The Company hereby agrees to extend the benefits of this First Amendment to any Holder and any such Holder may enforce the provisions of this First Amendment as if an original party hereto. In the event that any other person shall succeed to the Company’s interests and obligations, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Initial Purchasers, whereby such successor shall assume all of the Company’s obligations under this First Amendment.

3.2. Counterparts. This First Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

3.3. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK.

3.4. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, this First Amendment has been duly executed effective as of the day and year first written above.

WMIH CORP.

By:	/s/ Charles Edward Smith
Name:	Charles Edward Smith
Title:	Executive Vice President

[Signature Page to Amendment to Registration Rights Agreement]

KKR Wand Investors L.P.

By:	/s/ Tagar C. Olson
Name:	Tagar C. Olson
Title:

[Signature Page to Amendment to Registration Rights Agreement]

Growth Value Securities Ltd.

By:	/s/ Gary Linford
Name:	Gary Linford
Title:	Director

[Signature Page to Amendment to Registration Rights Agreement]

Teacher Retirement System of Texas, a public pension fund and entity of the State of Texas

By:	/s/ K.J. Van AcKeren
Name:	K.J. Van AcKeren
Title:	Senior Director

[Signature Page to Amendment to Registration Rights Agreement]

Greywolf Strategic Master Fund Ltd - MSP1, by Greywolf Capital Management LP, its investment manager

By:	/s/ Jeffrey Silva
Name:	Jeffrey Silva
Title:	Chief Financial Officer

[Signature Page to Amendment to Registration Rights Agreement]

Greywolf Strategic Master Fund Ltd - MSP6, by Greywolf Capital Management LP, its investment manager

By:	/s/ Jeffrey Silva
Name:	Jeffrey Silva
Title:	Chief Financial Officer

[Signature Page to Amendment to Registration Rights Agreement]

GCP Europe Sarl

By:	/s/ Joan Lederer
Name:	Joan Lederer
Title:	Manager A

By:	/s/ Jan Willem Overheul
Name:	Jan Willem Overheul
Title:	Manager B

[Signature Page to Amendment to Registration Rights Agreement]

Greywolf Opportunities Fund II, LP, by Greywolf Capital Management LP, its investment manager

By:	/s/ Jeffrey Silva
Name:	Jeffrey Silva
Title:	Chief Financial Officer

[Signature Page to Amendment to Registration Rights Agreement]

Exhibit A to the First Amendment

[Attached]

Exhibit A-1

1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person whether through the ownership of voting securities or by agreement or otherwise.

“Amendment Effective Time” has the meaning set forth in Article VI of the Charter.

“Business Day” has the meaning set forth in the Purchase Agreement.

~~“Certificate of Designation” means the Certificate of Designation relating to the Convertible Preferred Stock, dated January 5, 2015, filed with the Secretary of State of the State of Washington on or before the Closing Date and any subsequent Certificate of Designation relating to the Convertible Preferred Stock filed with the Secretary of State in Delaware.~~

“Charter” means the Amended and Restated Certificate of Incorporation of WMIH Corp., as amended from time to time, including by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of WMIH Corp., filed on [•], 2017.

~~“Closing Date” means January 5, 2015.~~

“Common Stock” means the common stock, par value $0.00001 per share, of the Company, as it exists on the ~~date of this Agreement~~ Amendment Effective Time and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be ~~issuable upon mandatory conversion of the~~(x) issuable upon the Mandatory Conversion of shares of Convertible Preferred Stock, (y) issuable as Regular Dividends (whether on a Regular Dividend Payment Date or on a Mandatory Conversion Date) and (z) issuable as a Special Distribution.

“Company” ~~has the meaning set forth in the preamble hereto and includes any entity resulting from WMI Holdings~~ means WMIH Corp. ~~merging into~~, a Delaware corporation ~~upon a reincorporation~~.

“Convertible Preferred Stock” ~~has the meaning set forth in the preamble hereto~~ means the 600,000 authorized shares of the Company’s 5.00% Series B Convertible Preferred Stock, par value $0.00001 per share.

“DTC” means The Depository Trust Company or its nominee.

Exhibit A-2

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” has the meaning set forth in Section 3(i) hereof.

“Holder” means a person who is a registered holder or beneficial owner of any Transfer Restricted Securities (including the Initial Purchasers).

“Holder Information” with respect to any Holder means information with respect to such Holder and the distribution of such Holders’ Transfer Restricted Securities required to be included in any Shelf Registration Statement or the related Prospectus, or any amendment or supplement thereto, pursuant to the Securities Act and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Holder for inclusion therein.

“Initial Placement” has the meaning set forth in the preamble hereto.

“Initial Purchasers” mean Citigroup Global Markets Inc. and KKR Capital Markets LLC.

“Majority Holders” means the Holders of a majority in voting power of the then outstanding Transfer Restricted Securities.

“Mandatory Conversion” has the meaning set forth in the Charter.

“Mandatory Conversion Date” has the meaning set forth in the Charter.

~~“Offering Memorandum” means the Final Memorandum as defined in the Purchase Agreement.~~

“person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Prospectus” means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any shares of Convertible Preferred Stock or shares of Common Stock issuable upon mandatory conversion thereof covered by such Shelf Registration Statement, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

“Purchase Agreement” has ~~the meaning set forth in the preamble hereto~~ means that certain Purchase Agreement, dated December 19, 2014, by and among the Company, Citigroup Global Markets Inc. and KKR Capital Markets LLC.

“Regular Dividends” has the meaning set forth in the Charter.

Exhibit A-3

“Regular Dividend Payment Date” has the meaning set forth in the Charter.

“Rule 144” means Rule 144 under the Securities Act (or any similar provision then in force).

“Rule 144A” means Rule 144A under the Securities Act (or any successor provision promulgated by the SEC).

“Rule 415” means Rule 415 under the Securities Act (or any successor provision promulgated by the SEC).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration” means a registration effected pursuant to Section 2 hereof.

“Shelf Registration Statement” means any “shelf” registration statement of the Company filed pursuant to the provisions of Section 2 hereof which covers the Transfer Restricted Securities on Form S-3 (if then eligible) or on another appropriate form, including Form S-1 (as determined by the Company), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

“Special Distribution” has the meaning set forth in the Charter.

“Transfer Agent” means Computershare Trust Company, N.A. or any successor that serves as transfer agent with respect to the Convertible Preferred Stock.

“Transfer Restricted Securities” means each share of Convertible Preferred Stock and each share of Common Stock (x) issuable upon ~~mandatory conversion of~~ the Mandatory Conversion of shares of Convertible Preferred Stock, (y) issuable as Regular Dividends (whether on a Regular Dividend Payment Date or on a Mandatory Conversion Date) and (z) issuable as a Special Distribution until the earliest of the date on which such share of Convertible Preferred Stock or share of Common Stock, as the case may be, (i) has been transferred pursuant to a Shelf Registration Statement or another registration statement covering such share of Convertible Preferred Stock or share of Common Stock which has been filed with the SEC pursuant to the Securities Act, in either case after such registration statement has become effective and while such registration statement is effective under the Securities Act, (ii) has been transferred pursuant to Rule 144 under circumstances in which any legend borne by such share of Convertible Preferred Stock or share of Common Stock relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed, (iii) may be freely sold or transferred without restriction under Rule 144 or (iv) the date on which such share of Convertible Preferred Stock or share of Common Stock ceases to be outstanding.

Exhibit A-4

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” or “stated” in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein (which shall not include, unless incorporated therein, documents and information furnished and not filed under applicable SEC rules).

2. Shelf Registration Statement.

(a) The Company shall, at its expense, use its reasonable efforts to prepare and file with the SEC ~~within six months following the Closing Date~~ as promptly as practicable after the Amendment Effective Time (but no later than June 15, 2018) a Shelf Registration Statement with respect to resales by each Holder from time to time on a delayed or continuous basis pursuant to Rule 415 (or any similar provisions in force) of shares of Common Stock ~~issuable upon mandatory conversion~~(x) issuable upon the Mandatory Conversion of shares of Convertible Preferred Stock, (y) issuable as Regular Dividends (whether on a Regular Dividend Payment Date or on a Mandatory Conversion Date) and (z) issuable as a Special Distribution that are Transfer Restricted Securities ~~by each Holder from time to time on a delayed or continuous basis pursuant to Rule 415 (or any similar provisions then in force)~~.

(b) The Company shall, at its expense, use its reasonable efforts to prepare and file with the SEC ~~within one year following the Closing Date~~ as promptly as practicable after the Amendment Effective Time (but no later than June 15, 2018) a Shelf Registration Statement with respect to resales of shares of Convertible Preferred Stock that are Transfer Restricted Securities by each Holder from time to time on a delayed or continuous basis pursuant to Rule 415 (or any similar provisions then in force). If eligible, the Company may satisfy the requirement to file a Shelf Registration Statement pursuant to this Section 2(b) by registering for resale the Convertible Preferred Stock on the Shelf Registration Statement required to be filed under Section 2(a) above.

(c) The Company shall use its reasonable efforts to cause each Shelf Registration Statement described in 2(a) and 2(b) above to be declared effective under the Securities Act.

(d) The Company shall use its reasonable efforts to name each Holder of Transfer Restricted Securities as a selling shareholder in each Shelf Registration Statement at the time of its effectiveness so that such Holder is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder’s Transfer Restricted Securities in accordance with applicable law. The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information (including, but not limited to, by completing questionnaires within a reasonable timeframe

Exhibit A-5

established by the Company) regarding the Holder and the proposed distribution of such Transfer Restricted Securities as may, from time to time, be required by the Securities Act and/or the SEC or any other federal or state governmental authority, and the obligations of the Company to any Holder under this Agreement shall be expressly conditioned on the timely compliance of such Holder with such request.

(e) After a Shelf Registration Statement has become effective, the Company shall, upon the request of any Holder of Transfer Restricted Securities, use its reasonable efforts to promptly prepare and file with the SEC (x) a supplement to the Prospectus or, if required by applicable law in order to cause a Holder to be named as a selling shareholder in the Shelf Registration Statement, a post-effective amendment to the Shelf Registration Statement (a “Seller Post-Effective Amendment”) and (y) any other document required by applicable law, so that the Holder is named as a selling shareholder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Transfer Restricted Securities in accordance with applicable law. If the Company files a Seller Post-Effective Amendment, it shall use its reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable. Notwithstanding the foregoing requirement above, the Company shall not be obligated to file more than one Seller Post-Effective Amendment in any fiscal quarter.

(f) (i) The Company shall use its reasonable efforts, subject to Section 2(f)(ii), to keep the Shelf Registration Statement continuously effective, supplemented and amended under the Securities Act in order to permit the Prospectus forming a part thereof to be usable, subject to Sections 2(d) and 2(e), by all Holders until all Transfer Restricted Securities (A) have been transferred pursuant to a Shelf Registration Statement or another registration statement covering such Transfer Restricted Securities which has been filed with the SEC pursuant to the Securities Act, in either case after such registration statement has become effective and while such registration statement is effective under the Securities Act, (B) have been transferred pursuant to Rule 144 under circumstances in which any legend borne by such Transfer Restricted Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed, (C) may be sold or transferred without restriction under Rule 144 or (D) have ceased to be outstanding (in any such case, such period being called the “Shelf Registration Period”). The Company will (x) subject to Sections 2(d) and 2(e), use its reasonable efforts to prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, subject to Section 2(f)(ii), (y) subject to Sections 2(d) and 2(e), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and (z) comply in all material respects with the provisions of the Securities Act with respect to the Shelf Registration Statement during the Shelf Registration Period.

(ii) Notwithstanding anything herein to the contrary, the Company may suspend the filing or use of the Shelf Registration Statement or any Prospectus, if the Company shall have determined in good faith that because of valid business reasons, including without limitation any proposal or plan of the Company or any of its subsidiaries to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other transaction, or because of

Exhibit A-6

required disclosure or filings with the SEC, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension (and, upon receipt of such notice, each Holder agrees not to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement until such Holder is advised in writing that the Prospectus may be used, which notice the Company agrees to provide promptly following the lapse of the event or circumstances giving rise to such suspension). Each Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of the Prospectus (including the fact of the suspension), except as required by applicable law.

(g) Notwithstanding anything herein to the contrary, the Company shall not be required to file a Shelf Registration Statement that pursuant to (i) any written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act, would be deemed to constitute a primary offering of securities by it.

(h) Notwithstanding anything herein to the contrary, the Company’s obligations to file and maintain a Shelf Registration Statement hereunder shall cease upon the date that (i) no Transfer Restricted Securities remain outstanding or (ii) the Company is no longer eligible to file and maintain a Shelf Registration Statement.

3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply, subject to Section 2(f)(ii):

(a) The Company shall (i) furnish to the Initial Purchasers, within a reasonable period of time, but in any event within five Business Days, prior to the filing thereof with the SEC to afford the Initial Purchasers and their counsel a reasonable opportunity for review, a copy of each Shelf Registration Statement, and each amendment thereof, and a copy of each Prospectus, and each amendment or supplement thereto proposed to be filed (excluding (x) amendments caused by the filing of a report under the Exchange Act and (y) amendments and supplements that are filed solely for the purpose of naming a Holder as a selling shareholder and providing information with respect thereto), and shall use its reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as the Initial Purchasers may reasonably propose in good faith within three Business Days of the delivery of such copies to the Initial Purchasers and their counsel, except to the extent the Company reasonably determines, on the advice of counsel, it to be inadvisable or inappropriate to reflect such comments therein, and (ii) include information regarding the Holders and the methods of distribution they have elected for their Transfer Restricted Securities as necessary to permit such distribution by the methods specified therein. Each Holder who sells, transfers or disposes of Transfer Restricted Securities pursuant to a Shelf Registration Statement shall, as a condition to the obligations of the Company hereunder, do so only in accordance with the terms of this Agreement, the methods of distribution elected by such Holder, the Securities Act and the Exchange Act, and shall be responsible for the delivery of the Prospectus as may be required to any person to whom such Holder sells any of the Transfer Restricted Securities Each Holder, following the termination of the Shelf Registration Period, shall notify the Company, within 10 Business Days of a request by the Company, of the amount of the Transfer Restricted Securities sold pursuant to any Shelf Registration Statement and, in the absence of a response, the Company may assume that all of such Holder’s Transfer Restricted Securities were so sold.

Exhibit A-7

(b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to any Holder Information.

(c) The Company, as promptly as reasonably practicable (but in any event within three Business Days following the occurrence of any of the events specified in (i) – (vii) below), shall notify the Initial Purchasers and each Holder and, if requested by you or any such Holder, confirm such notice in writing:

(i) when a Shelf Registration Statement or any post-effective amendment thereto or any Prospectus or any amendment or supplement thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective, which notice and confirmation may be made at the election of the Company by making a public announcement thereof by a press release;

(ii) of any request, following effectiveness of the Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company’s Exchange Act filings);

(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation or threat of any proceedings for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

(v) of the occurrence (but not the nature of or details surrounding) any event or the existence of any condition or any information becoming known that requires the making of any changes in any Shelf Registration Statement or the Prospectus or any document incorporated by reference therein so that, as of such date, the statements therein are not

Exhibit A-8

misleading and any Shelf Registration Statement or the Prospectus or any document incorporated by reference therein, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event the Company promptly files a Prospectus supplement to update the Prospectus, a post-effective amendment to the Shelf Registration Statement or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration Statement, which, in any case, contains the requisite information that results in such Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein not misleading;

(vi) of the Company’s determination that a post-effective amendment to the Shelf Registration Statement is necessary under applicable law; and

(vii) the determination by the Company that the filing of a Shelf Registration Statement will not be made pursuant to Section 2(g).

(d) The Company shall use its reasonable efforts to obtain (i) the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement and the use of any related Prospectus and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest possible time, and shall provide notice to each Holder and the Initial Purchasers of the withdrawal of any such orders or suspensions.

(e) The Company shall promptly furnish to the Initial Purchaser and each Holder, upon their request and without charge, at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto and any amendment or post-effective amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company’s or SEC’s website.

(f) During the Shelf Registration Period, the Company shall, promptly deliver to the Initial Purchasers, each Holder and any broker-dealers acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Shelf Registration Statement, and any amendment or supplement thereto, as such person may reasonably request, except as provided in Section 3(q) hereof, and provided that the Company shall have no obligation to deliver to Initial Purchasers, each Holder and any broker-dealers acting on their behalf copies of any supplement or amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise available on the Company’s or SEC’s websites; and the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto in the manner set forth therein.

Exhibit A-9

(g) Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company shall use its reasonable efforts to qualify or cooperate with the Holders and their respective counsel in connection with the qualification (or exemption from registration or such qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Holders reasonably request in writing, and only upon such request, and shall use its reasonable efforts to maintain such qualification in effect so long as required during the Shelf Registration Period and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however that in no event shall the Company’s reasonable efforts include the registration of Transfer Restricted Securities in any jurisdiction within the United States under the securities or blue sky laws of such jurisdictions; and provided further that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to service of process or taxation in any such jurisdiction where they are not then so subject.

(h) Unless any Transfer Restricted Securities shall be in book-entry only form, if requested by any Holder, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities (to the extent certificates for the Convertible Preferred Stock or the Common Stock issued upon conversion of Convertible Preferred Stock are issuable) sold pursuant to any Shelf Registration Statement free of any restrictive legends and registered in such names as such Holder may request at least one Business Day prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement; provided, however that such Holder shall be responsible for the payment of any taxes payable on account of any transfer to any person other than such Holder.

(i) Subject to the exceptions contained in (A) and (B) of Section 3(g) above, the Company shall use its reasonable efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by any Shelf Registration Statement; without limitation to the foregoing, the Company shall use its reasonable efforts to provide all such information as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the offering under any Shelf Registration Statement of the Transfer Restricted Securities, and shall cooperate with each Holder in connection with any filings required to be made with FINRA by such Holder in that regard. The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of Transfer Restricted Securities and Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of its Transfer Restricted Securities and shares of Common Stock and (iv) any other information as may be requested by the SEC, FINRA or any state securities commission.

Exhibit A-10

(j) During any period when a Shelf Registration Statement is effective, upon the occurrence of any event described in Section 3(c)(v) or 3(c)(vi) hereof, the Company shall use its reasonable efforts to prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement, or an amendment or supplement to the related Prospectus, or any document incorporated therein by reference, or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable efforts to cause it to become effective as promptly as practicable.

(k) The Company shall provide, prior to the effective date of any Shelf Registration Statement hereunder (i) a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement and (ii) global certificates for such Transfer Restricted Securities to the Transfer Agent, in a form eligible for deposit with DTC.

(l) The Company shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated by the SEC thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of any Shelf Registration Statement or each post-effective amendment to any Shelf Registration Statement, which such statements shall be made available no later than 45 days after the end of the 12-month period or 90 days after the end of the 12-month period, if the 12-month period coincides with the fiscal year of the Company.

(m) The Company shall use its reasonable efforts to cause all shares of Common Stock issuable upon mandatory conversion of the Convertible Preferred Stock to be approved for listing (upon official notice of issuance) or quotation, as applicable, on each securities exchange, automated quotation system or other market (if any) on which the Common Stock is then listed or quoted, as applicable, no later than the date the applicable Shelf Registration Statement is declared effective (or, if later, the date on which the Common Stock is listed or quoted, as applicable, on such securities exchange, automated quotation system or other market) and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

(n) The Company shall, if reasonably requested, use its reasonable efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide to the Company in writing and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder’s Transfer Restricted Securities and, in either case, shall use its reasonable efforts to make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided that the Company shall not be required to take any action under this Section 3(n) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

Exhibit A-11

(o) In the case of an underwritten offering provided by Section 7 below, the Company shall use its reasonable efforts to take all actions reasonably necessary, or reasonably requested by the holders of a majority of the Transfer Restricted Securities being sold in such underwritten offering, in order to expedite or facilitate disposition of such Transfer Restricted Securities; provided that the Company shall not be required to take any action in connection with an underwritten offering made without its consent.

(p) During any period when a Shelf Registration Statement is effective, if reasonably requested in writing in connection with any disposition of Transfer Restricted Securities pursuant to a Shelf Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for the Holders of such Transfer Restricted Securities and any broker-dealers, attorneys and accountants retained by such Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, but excluding privileged information, and cause the appropriate executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representative for the Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, however, that any information that is designated by the Company, in good faith, as confidential or proprietary at the time of delivery of such information shall be kept confidential by such persons and such persons shall take such actions as are necessary to protect the confidentiality of such information, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality, and the Company may, at its option, require all such Holders and representatives to sign a confidentiality agreement in form and substance reasonably satisfactory to the Company with respect thereto prior to permitting access to such confidential or proprietary information.

(q) After any Shelf Registration Statement becomes effective, each Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vi), such Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof upon request of such Holder, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, provided that the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Securities Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be.

Exhibit A-12

(r) Each Holder shall promptly notify the Company of any inaccuracies in the information provided in such Holder’s Holder Information that may occur subsequent to the date thereof at any time while the Shelf Registration Statement remains effective and shall promptly provide to the Company in writing the necessary changes to such information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof. Such fees and expenses shall include, without limitation: (i) all registration and filing fees and expenses (including filings made with FINRA); (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Convertible Preferred Stock) and the Company’s expenses for messenger and delivery services and telephone; (iv) all fees and disbursements of counsel to the Company and, in the case of the Shelf Registration Statement, and any amendment and supplement thereto, the fees and disbursements (not exceeding $50,000 in the aggregate) of the counsel for ~~the Initial Purchasers and~~ the Holders (which counsel shall initially be Simpson Thacher & Bartlett LLP until such time as the Majority Holders shall have elected a different counsel); (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange, automated quotation system or other market pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company. The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker’s commission, agency fee and underwriter’s discount or commission (including, without limitation, the expenses related to the engagement of a “qualified independent underwriter”), if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to a Shelf Registration Statement.

5. Indemnity and Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder named in any Shelf Registration Statement (including, without limitation, the Initial Purchasers), and each person, if any, who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 5 as a “Holder”), from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in any Prospectus, or any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus in light of the circumstances under which they were made, to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in

Exhibit A-13

reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein or such information provided by the Majority Holders pursuant to Section 3(n); provided that the foregoing indemnity with respect to any Shelf Registration Statement, or any Prospectus, shall not inure to the benefit of any Holder (or the benefit of any person controlling such Holder) from whom the person asserting any such losses, claims, damages or liabilities purchased the securities concerned, to the extent that any such loss, claim, damage or liability of the Holders occurs under the circumstance where it shall have been established that (w) the Company had previously furnished copies of the Prospectus, and any amendments and supplements thereto, to the Holder (to the extent such Holder has previously requested such copies), (x) delivery of the Prospectus, and any amendment or supplements thereto, was required by the Securities Act to be made to such person, (y) the untrue statement or omission of a material fact was corrected in the Prospectus or amendments or supplements thereto and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of such Prospectus or amendments or supplements thereto.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, employees and agents and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the directors, officers, employees and agents of such controlling persons, to the same extent as the foregoing indemnity from the Company to the Holders, but only with regard to such information furnished to the Company in writing by such Holder expressly for use therein.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Holders and such control persons of the Holders shall be designated in writing by the Initial Purchasers and any such separate firm for the Company, its directors and such control persons of the Company shall be designated in

Exhibit A-14

writing by the Company. The Indemnifying Person shall not be liable for any settlement of any pending or threatened proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify in accordance with Section 5(a) or 5(b) above, as the case may be, any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending proceeding in respect of which any Indemnified Person is a party or of any threatened proceeding in respect of which any Indemnified Person could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person.

(d) If the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other hand with respect to the sale by such Holder of Convertible Preferred Stock or Common Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses). Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers in the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving shares of Convertible Preferred Stock or Common Stock, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such losses, claims, damages or liabilities. The relative fault of the Company on the one hand and such Holder on the other shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties’ relevant intent, knowledge, information and opportunity to correct or prevent such statement or omission.

(e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 5. The amount paid or payable by an Indemnified Person as a result of losses, claims, damages and

Exhibit A-15

liabilities referred to in paragraph (d) of this Section 5 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person not otherwise reimbursed in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall any Holder be required to contribute any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

(g) The indemnity and contribution agreements contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder or by or on behalf of the Company, its officers or directors or any other person controlling the Company, and the indemnity and contribution agreements contained in this Section 5 shall survive the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.

6. Rule 144A. The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner so long as the Transfer Restricted Securities remain outstanding. If at any time the Company is not required to file such reports, it will, upon request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144A. The Company further covenants that, for as long as any Transfer Restricted Securities remain outstanding, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144A or any other exemption then available. Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Nothing in this Section 6 shall be deemed to require the Company to register any of its securities under the Exchange Act.

7. Underwritten Offering.

(a) If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the underwritten offering will be selected by the Majority Holders of such Transfer Restricted Securities included in such underwritten offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts

Exhibit A-16

(and any other expenses of the underwriters not borne by the underwriters themselves) in connection therewith; provided, however, that notwithstanding anything contained in this Agreement to the contrary, the Company shall be under no obligation to participate in any underwritten offering with respect to the Transfer Restricted Securities and no underwritten offering shall be effected pursuant to this Agreement without the prior written consent of the Company.

(b) No Holder may participate in any underwritten offering hereunder unless such person (i) agrees to sell such Holder’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. Miscellaneous.

(a) No Inconsistent Agreements. The Company ~~has not, as of the date hereof, entered into nor shall it,~~ shall not, on or after the ~~date hereof~~ Amendment Effective Time, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its securityholders the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities.

(b) Amendments and Waivers. Except as provided in the next paragraph, this Agreement, including this Section 8(b), may be amended, modified or supplemented, and waivers or consents to depart from the provisions hereof may be given, only by the written consent of the Company and the Majority Holders; provided that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of the Initial Purchasers against which such amendment, supplement, waiver or consent is to be effective. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders (giving effect to the second proviso of the definition thereof).

Notwithstanding the foregoing two sentences, (i) this Agreement may be amended by written agreement signed by the Company and the Initial Purchasers, without the consent of the Majority Holders, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Transfer Restricted Securities. Each Holder of Transfer Restricted Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Transfer Restricted Securities or is delivered to such Holder.

Exhibit A-17

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery; certified mail, return receipt requested; air courier guaranteeing overnight delivery or sent by email:

(i) if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement;

(ii) if to any other Holder, at the most current address of such Holder maintained by the Transfer Agent (provided that while the Convertible Preferred Stock or the Common Stock are in book-entry form, notice to the Transfer Agent shall serve as notice to the Holders); and

(iii) if to the Company, to:

~~WMI Holdings~~ WMIH Corp.

Charles E. Smith, ~~Interim Chief~~ Executive ~~Officer~~ Vice President

Fifth Avenue Plaza

~~1201 Third~~ 800 Fifth Avenue, Suite ~~3000~~4100

Seattle, Washington ~~98101~~98104

~~Attn: Chief Executive Officer~~

email: chad.smith@wamuinc.net

With a copy to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, New York 10036-6745

Attn: Kerry E. Berchem, Esq.

e-mail: kberchem@akingump.com

All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, provided that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 8(c) or (ii) the receiving party delivers a written confirmation of receipt for such notice by email or any other method described in this Section 8(c).

The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

Exhibit A-18

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, ~~including the successor to WMI Holdings Corp. resulting from an expected merger into a Delaware corporation upon a reincorporation,~~ without the need for an express assignment or any consent by the Company or subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any such Holder may enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company’s interests and obligations, ~~except for the reincorporation set forth in the first sentence of this Section 8(d),~~ then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Initial Purchasers, whereby such successor shall assume all of the Company’s obligations under this Agreement.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK.

(h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(i) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under Section 2(e), 4 or 5 to the extent arising prior to the end of the Shelf Registration Period.

Exhibit A-19